Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

4. Property, Plant and Equipment

Property, plant and equipment as of December 31, 2010 and 2009 consisted of the following (in thousands):

	Useful	December 31,
	Lives (Years)	2010	2009
Network and base station equipment	5-15	$3,147,517	$888,543
Customer premise equipment	2	141,122	54,187
Furniture, fixtures and equipment	3-7	430,451	210,577
	Lesser of useful
Leasehold improvements	life or lease term	49,402	17,856
Construction in progress	N/A	1,295,136	1,614,295

		5,063,628	2,785,458
Less: accumulated depreciation and amortization		(616,254)	(211,928)

		$4,447,374	$2,573,530

	Year Ended December 31,
	2010	2009	2008
Supplemental information (in thousands):
Capitalized interest	$208,595	$140,168	$4,469
Depreciation expense	$427,850	$160,230	$52,989

We have entered into lease arrangements related to our network construction and equipment that meet the criteria for capital leases. At December 31, 2010, we have recorded capital lease assets with an original cost of $73.0 million within network and base station equipment.

Construction in progress is primarily composed of costs incurred during the process of completing network projects. The balance at December 31, 2010 also includes $289.8 million of network and base station equipment not yet assigned to a project, $56.0 million of CPE that we intend to lease and $97.9 million of costs related to information technology, which we refer to as IT, and other corporate projects.

We periodically assess certain assets that have not yet been deployed in our networks, including equipment and cell site development costs. This assessment includes the provision for identified differences between recorded amounts and the results of physical counts and the write-off of network equipment and cell site development costs whenever events or changes in circumstances cause us to conclude that such assets are no longer needed to meet management’s strategic network plans and will not be deployed. With the substantial completion of our prior build plans and due to the uncertainty of the extent and timing of future expansion of our networks, we reviewed all network projects in process. Any projects that no longer fit within management’s strategic network plans were abandoned and the related costs written down.

We incurred the following losses associated with property, plant and equipment for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	Year Ended December 31,
	2010	2009	2008
Loss from abandonment of network and other assets	$180,001	$7,864	$—
Charges for identified differences between recorded amounts and the results of physical counts and excessive and obsolete equipment(1)	159,160	52,366	—

Total losses from continuing operations on property, plant and equipment	339,161	60,230	—
Impairment of assets held by international subsidiaries classified as discontinued operations and charges for excessive and obsolete equipment(2)(3)	10,351	644	—

Total losses on property, plant and equipment	$349,512	$60,874	$—

(1)	Included in Cost of goods and services and network costs on the consolidated statements of operations.
(2)	Included in Net loss from discontinued operations, see Note 20, Discontinued Operations.
(3)	Includes impairment losses of $7.4 million on spectrum licenses and other intangible assets.